SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                                (Amendment No. )
Filed by the Registrant |X| Filed by a Party other than the Registrant |_| Check the appropriate box:

|_|      Preliminary Proxy Statement

|_| Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2)) |X| Definitive Proxy Statement

|_|      Definitive Additional Materials

|_|      Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12

                         TIENS BIOTECH GROUP USA, INC.
                (Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

|X|      No fee required.
|_| Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
         1) Title of each class of securities to which transaction applies:
         2)       Aggregate number of securities to which transaction applies:
         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
         4)       Proposed maximum aggregate value of transaction:
         5)       Total fee paid:

|_|      Fee paid previously with preliminary materials.
|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
         1)       Amount Previously Paid:
         2)       Form, Schedule or Registration Statement No.:
         3)       Filing Party:
         4)       Date Filed:

                         Tiens Biotech Group (USA), Inc.
                      No. 6, Yuanquan Road, Wuqing New-Tech
                         Industrial Park, Tianjin, China

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                       To Be Held Tuesday, August 10 2004

To Our Shareholders:

         PLEASE TAKE NOTICE that our annual meeting of shareholders will be held at our offices IN Tianjin, China, No. 6, Yuanquan Road, Wuqing New-Tech Industrial Park, Tianjin, China, on Tuesday, August 10, 2004, at 9:30 a.m., local time, for the following purposes:

1. To elect Seven directors to hold office for the term specified in the proxy statement or until their successors are elected and qualified; and
2. To ratify the Board of Directors' appointment of Moore Stephens Frazer and Torbet, LLP, the independent public accountants as the auditor of the Company for the fiscal year 2004.
3. To adopt the Code of Ethics for the Company recommended by the Board of Directors. 4. To transact such other business as may properly come before the meeting or any adjournment.

         The Board of Directors has fixed the close of business on July 9, 2004 as the record date for the determination of shareholders entitled to notice of and to vote at the meeting and at any adjournment. A proxy statement, which describes the foregoing proposals and a form of proxy accompany this notice. By Order of the Board of Directors

                                                          ---------------------
                                                          Secretary
Dated: July 20, 2004

                                    IMPORTANT

         Whether or not you expect to attend the meeting, please execute the accompanying proxy and return it promptly in the enclosed reply envelope, which requires no postage. If you grant a proxy, you may revoke it at any time prior to the meeting. Also, whether or not you grant a proxy, you may vote in person if you attend the meeting.

                                TABLE OF CONTENTS
                                -----------------

                         Tiens Biotech Group (USA), Inc.
                      No. 6, Yuanquan Road, Wuqing New-Tech
                            Industrial Park, Tianjin
                        People's Republic of China 301700

                                 PROXY STATEMENT
                         ANNUAL MEETING OF SHAREHOLDERS
                       To Be Held Tuesday August 10, 2004
                              SOLICITATION OF PROXY

         The accompanying proxy is solicited on behalf of the Board of Directors of Tiens Biotech Group (USA), Inc. or use at our annual meeting of shareholders to be held at our Tianjin offices, No. 6, Yuanquan Road, Wuqing New-Tech Industrial Park, Tianjin, China, on Tuesday, August 10, 2004, at 9:30 a.m., local time, and at any adjournment. In addition to mail, proxies may be solicited by personal interview, telephone or telegraph by our officers, directors and other employees, who will not receive additional compensation for such services. We may also request brokerage houses; nominees, custodians and fiduciaries to forward the soliciting material to the beneficial owners of stock held of record and will reimburse them at the rates suggested by the New York Stock Exchange. We will bear the cost of this solicitation of proxies, which are expected to be nominal. Proxy solicitation will commence with the mailing of this proxy statement on or about July 20, 2004.

         Execution and return of the enclosed proxy will not affect your right to attend the meeting and to vote in person. If you execute a proxy, you still retain the right to revoke it at any time prior to exercise at the meeting. A proxy may be revoked by delivery of written notice of revocation to our Secretary, by execution and delivery of a later proxy or by voting the shares in person at the meeting. A proxy, when executed and not revoked, will be voted in accordance with its instructions. If there are no specific instructions, proxies will be voted "FOR" the election as directors of those nominees named in the proxy statement and in accordance with his best judgment on all other matters that may properly come before the meeting.

         The enclosed form of proxy provides a method for you to withhold authority to vote for any one or more of the nominees for director while granting authority to vote for the remaining nominees. The names of all nominees are listed on the proxy. If you wish to grant authority to vote for all nominees, check the box marked "FOR." If you wish to withhold authority to vote for all nominees, check the box marked "WITHHOLD." If you wish your shares to be voted for some nominees and not for one or more of the others, check the box marked "FOR" and indicate the name(s) of the nominee(s) for whom you are withholding the authority to vote by writing the name(s) of such nominee(s) on the proxy in the space provided.

                               PURPOSE OF MEETING

         As stated in the notice of annual meeting of shareholders accompanying this proxy statement, the business to be conducted and the matters to be considered and acted upon at the meeting are as follows:

1. To elect Seven directors to hold office for the term specified herein or until their successors are elected and qualified; and
2. To ratify the Board of Directors' appointment of Moore Stephens Frazer and Torbet, LLP, the independent public accountants as the auditor of the Company for the fiscal year 2004.
3. To adopt the Code of Ethics for the Company recommended by the Board of Directors.
4. To transact such other business as may properly come before the meeting or any adjournment.

                                VOTING AT MEETING

         Our voting securities consist solely of common stock, $.001 par value per share.

         The record date for shareholders entitled to notice of and to vote at the meeting is the close of business on July 9, 2004, at which time we had outstanding and entitled to vote at the meeting 71,998,586 shares of common stock. Shareholders are entitled to one vote, in person or by proxy, for each share of common stock held in their name on the record date. Shareholders representing a majority of the common stock outstanding and entitled to vote must be present or represented by proxy to constitute a quorum.
         The election of directors will require the affirmative vote of the holders of a majority of the common stock present or represented by proxy at the meeting and entitled to vote. Cumulative voting for directors is not authorized and proxies cannot be voted for more than seven nominees.

                                 STOCK OWNERSHIP

     The following table sets forth certain information regarding the beneficial ownership of our shares of common stock as of July 9, 2004 by:

         o each person who is known by us to own beneficially more than 5% of our outstanding common stock;
         o        by each of our executive officers and directors; and
         o        by all directors and executive officers as a group.

As of July 9, 2004, we had 71,998,586 shares of our common stock issued and outstanding.

         This information gives effect to securities deemed outstanding pursuant to Rule 13d-3(d)(l) under the Securities Exchange Act of 1934, as amended.

Name of
Beneficial Holder         Position                    Percent      Shares

--------------------------------------------------------------------------------
LI JIN YUAN               President,                   91.4%        65,835,000
                          Chief Executive Officer
JIAO WEN JUN              Director,
                          Chief Financial Officer       0.9%           665,000
YAN YU PENG               Director,                     0.9%           665,000
                          Vice President
BAI PING                  Director, Executive
                          Assistant to President        0.9%           665,000
                          Independent Director,
Socorro Maria Quintero    Chairman of the Audit
                          committee                       0               0
Howard R. Balloch         Independent Director, Audit
                          Committee member                0               0
Gilbert D. Raker          Independent Director, Audit
                          Committee member                0               0
--------------------------------------------------------------------------------
All Directors and Executive                            94.2%        67,830,000
Officers as a Group

                               BOARD OF DIRECTORS

         Our Board of Directors has the responsibility for establishing broad corporate policies and for our overall performance, although it is not involved in day-to-day operating details. The board meets regularly throughout the year, including the annual organization meeting following the annual meeting of shareholders, to review significant developments affecting us and to act upon matters requiring board approval. It also holds special meetings as required from time to time when important matters arise requiring board action between scheduled meetings.
         We have established an audit committee, which consists of Ms. Socorro Maria Quintero, Mr.Howard R. Balloch and Mr. Gilbert D. Raker. The Audit committee, comprised of all independent members, operates under a formal charter accordance with all applicable laws. The Audit committee charter is available in the appendix.
         The Board of directors has determined that Ms. Socorro Maria Quintero, Chairman of the Audit committee and Mr. Raker qualities as an "audit committee financial expert" under the Securities and Exchanges commission's definition.
         We do not have a nominating committee. The functions customarily attributable to a nominating committee are performed by our Board of Directors as a whole.
         No director attended fewer than 75 percent of the aggregate of the total number of meetings of the board of directors and the total number of meetings held by all committees of the board on which he served.
         Each non-employee director is compensated separately for service on the board and is reimbursed for expenses to attend board meetings.

                              ELECTION OF DIRECTORS

         At the meeting, Seven directors are to be elected. Each director will be elected for a one-year term or until his successor is elected and qualified.

         Shares represented by properly executed proxies will be voted, in the absence of contrary indication or revocation by the shareholder granting such proxy, in favor of the election of the persons named below as directors. The person named as proxy has been designated by management and intends to vote for the election to the board of directors of the persons named below, each of whom now serves as a director. If any nominee is unable to serve as a director, the shares represented by the proxies will be voted, in the absence of contrary indication, for any substitute nominee that management may designate. We know of no reason why any nominee would be unable to serve. The information presented with respect to the nominees was obtained in part from each of them and in part from our records.

Nominees for Election as Directors
NAME                    BORN IN           POSITION
Jin Yuan Li               1958            Chief Executive Officer
Wenjun Jiao               1964            Chief Financial Officer and Director
Yupeng Yan                1963            Vice President and Director
Ping Bai                  1970            Executive Assistant to the President
                                          and Director
Socorro M. Quintero       1952            Non-Executive Director
Howard R. Balloch         1951            Non-Executive Director
Gilbert D. Raker          1943            Non-Executive Director


         None  of our  directors  and  officers  was  selected  pursuant  to any agreement or understanding with any other person. There is no family relationship between any director or executive officer and any other director or executive officer.

Bios

LI Jinyuan has been Chairman of the Board since August 2003 and has been a Director of the Company since August 2003. Mr. LI is President and founder of the Company. He has 14 years of experience in petroleum, plastics and feedstuff industries. In 2002, succeeding the corporate vision of "Health, Service, Industry and Contribution", Tianshi Group President Li creatively put forward his marketing strategy that seeking for growth from Interaction among "Six
Nets"---The collaboration and interaction among the World Wide Web, International Logistics Network, International Education Network, Human Resources Network, International Capital Operation Network and International Tourist Network will give impetus to the expansion of Tianshi's market, thus ensuring the healthy and regular long-term development with the guarantee of high profit and good quality, which best illustrates Tianshi Group's efforts to integrate and exploit the global resources and to put into practice its international marketing theory and strategies. Mr. LI holds EMBA from Nankai University.

YAN Yupeng has been a Vice President of Human Resources and Administration of the Company since the reorganization on August 22, 2003. Prior to the reorganization, Mr. Yan was Vice President of Human Resources and Administration of Tianshi China. He is now in charge of the Enterprise Resource Plan project of TIANSHI's Worldwide Information System. Mr. Yan is currently studying for an Executive Masters of Business Administration Degree from NanKai University, China and plans on completing this degree in October 2004.

JIAO Wenjun has served as the Chief Financial Officer of the Company since the reorganization on August 22, 2003. Prior to the reorganization, Mr. Jiao served as the Chief Financial Officer of Tianjin Tianshi Biodevelopment Co. Limited ("Tianshi China") since May 2001. Tianshi China was acquired by Tianshi International Holdings Group Limited ("Tianshi") on June 18, 2003 and the Company assumed Tianshi's operations on August 22, 2003. From November 1997 until April 2001, Mr. Jiao was the Chief Accountant at Xincheng Accounting Firm. Mr. Jiao has a Doctorate Degree in Accounting from Tianjin University of Finance and Economics and a Masters of Business Administration from Oklahoma University. Mr. Jiao passed the CPA exam in 1993.

BAI Ping has served as the Executive Assistant to the President of the Company since the reorganization on August 22, 2003. Prior to the reorganization, Ms. Bai held a similar position with Tianshi China. From March 1998 until April 2001, Ms. Bai served as the Regional Sales Manager for the North China Region in Sinar Mass Group. Ms. Bai is currently studying for an Executive Masters of Business Administration Degree from NanKai University, China and plans on completing this degree in October 2004.

Socorro M. Quintero is Associate Professor of Finance of Oklahoma City University's Meinders School of Business. Prior to joining OCU in 1993, she has served as Assistant Professor of Finance at the University of South Florida. Dr. Quintero has extensive work experience in various industrial engineering capacities and management levels while working for Atlantic Steel Company, Abbott Laboratories and Levi Strauss & Co. She received a Bachelor of Science in Physics degree from the University of the Philippines, a Master of Science in Industrial Engineering degree from the Georgia Institute of Technology, and a Doctorate degree in Finance from the University of Texas at Austin.

Gilbert D. Raker has served as the President, Chief Executive Officer and Chairman of the Board of SEMX Corporation (NASDAQ: SEMX) for most of the time since 1988. SEMX Corporation manufactures materials and components used in the microelectronic circuitry, primarily for the automotive, consumer electronics, defense, medical and aerospace industries. Prior to 1988, Mr. Raker worked at two private equity investment firms and was employed as the Chief Financial Officer of two New York Stock Exchange listed companies and several private companies. Mr. Raker received his Bachelor of Science degree in Chemistry from Eastern University and his Master of Business Administration degree in Production Management from Syracuse University. He has completed all of his course work for a PhD in Finance and Economics from Syracuse University.

Howard R. Balloch has served as the President and Chief Executive Officer of the Canada China Business Council since 2001. In addition, Mr. Balloch served as the Canadian ambassador to the People's Republic of China from February of 1996 until July of 2001. Mr. Balloch currently serves on the board of directors of the following companies: Magic Lantern Group (AMEX: GML), Zi Corporation (NASDAQ: ZICA), Oztime Media, a wholly-owned subsidiary of Zi Corporation, Ivanhoe Energy (NASDAQ: IVAN), Maple Leaf Education Holding and Capital Club, Beijing. Mr. Balloch is the founder and President of The Balloch Group, an investment advisory and merchant banking firm located in Beijing, China. He currently serves as an Adjunct Professor of International Business at the University of British Columbia. Mr. Balloch received his Bachelor of Arts and Master of Arts degrees from McGill University. He also performed doctorate coursework at the University of Toronto.


Compensation of Directors and Executive Officers

         The aggregate compensation, which we paid to all of our directors and executive officers as a group with respect to our fiscal year ended December 31, 2003 on an accrual basis, for services in all capacities, was


Account name       Position         Shares*           Salary/Compensation   Benefit               Insurance
                                                      per year

Li Jin Yuan        President, CEO   65,835,000        US$144,978.31         Company pays 41% of   Directors and
                                                                            salary for various    Officers Liability
                                                                            benefit               insurance,
Yan Yu Peng        Director         665,000           US $23,196.53         Company pays 41% of   Premium:
                                                                            salary for various    $32,000/person,
                                                                            benefit               $250,000 for US
Jiao Wen Jun       Director         665,000           US$23,196.53          Company pays 41% of   securities claims,
                                                                            salary for various    $100,000 for US
                                                                            benefit               non-securities
Bai Ping           Director         665,000           US$11,598.27          Company pays 41% of   claims, $10,000
                                                                            salary for various    all other
                                                                            benefit
Socorro Maria      Independent      0                 US$30,000.00
Quintero           Director
Gilbert D. Raker   Independent      0                 US$30,000.00
                   Director
Howard R. Balloch  Independent      0                 US$30,000.00
                   Director

41% is made up of  Retirement       20%
                   Medical          10%
                   Unemployment      2%
                   Job caused        1%
                   injury/accident
                   Housing           8%
                                    ==
                                    41%

*Note: The `Shares' is not part of the compensation from the Company; we put it in the compensation list just for your reference. Mr. Li's shares are not compensations as he is the owner and he got those shares by his ownership of the merged company. On August 22, 2003,Tianshi International Holdings Group Limited owned by Jin Yuan Li, Wen Jun Jiao and Yu Peng Yan entered into a reverse acquisition with Strategika, Inc. (later changed its name to Tiens). Strategika acquired all of the outstanding shares of Tianshi International Holdings Group Limited's capital stock from the individual shareholders in exchange for 68,495,000 shares of common capital stock in Strategika. After the reorganization, on September 22, 2003, Li Jinyuan has transferred 665,000 shares of common stock of the reorganized Strategika held by him to Ms. Ping Bai.

Executive Service Contract

We have not entered into an employment agreement with Mr. Li. Mr. Li serves as our Chief Executive Officer and holds 91.4% shares of the Company. Presently, Mr. Li serves as the CEO with a salary of 100,000 RMB per month, which is about 144,978.31 U.S Dollar a year. Additionally, the company pays 41% of his salary for all kinds of benefits and he enjoys a Directors and Officers Liability Insurance, with Premium: $32,000/person, $250,000 for US securities claims, $100,000 for US non-securities claims, $10,000 all other.

                              CERTAIN TRANSACTIONS

Tiens markets most of its products through various domestic and international business entities that are related to Tianjin Tianshi Biological Development Co., LTD (Tianshi China) through common ownership. Related party sales amounted to 100% of total sales. Due to the common ownership, there are no formal sales or administrative agreement between Tianshi China and those related parties. The business operations among these related entities are regulated through internal ordinances. For the domestic market, Tianshi China sells part of its products to Tianshi Engineering, which in turn sells them through its 22 representative offices, and 12 other affiliated Companies in China. All of these affiliated companies are owned in whole or in part by LI Jinyuan.

The following table is provided to facilitate your understanding of the relationships between related parties and us and their transactions with us during the fiscal year ended December 31, 2003.

                                                        2003            2002
                                                    ------------    ------------
Revenue ---related party                            $ 38,392,208    $ 14,096,726
Accounts receivable, trade - related party, net of
 allowance for doubtful accounts of $0 and $12,877
 as of December 31, 2003 and 2002, respectively           8,533        2,562,657

Other receivables - related party                    26,831,339           --

Loans receivable - related party                       --             10,899,102


Related party sales amounted to $38,392,208 and $14,096,726 for the years ending December 31, 2003 and 2002, which represent 100% of total sales for the year ending December 31, 2003 and 2002, respectively. Related party accounts receivable related to these sales amounted to $8,533 and $2,562,657 at December 31, 2003 and 2002, respectively, net of an allowance for doubtful accounts of $0 and $12,877, respectively.

The Company  through its  Chinese  joint  venture,  Tianjin  Tianshi  Biological
Development  Co.,  Ltd.,  is  owed  additional   amounts   classified  as  other
receivables from Tianjin Juchao Commercial and Trading Co., Ltd. Totaling $26,831,339 as of December 31, 2003. These receivables are generated from the Company making various cash advances and short-term loans and the allocation of various expenses to related parties.

On March 26, 2004, Tianjin Tianshi Biological Development Co., Ltd. entered into an agreement with Tianjin Juchao Commercial and Trading Co., Ltd. to convert various receivable amounts into a note receivable in the amount of RMB200, 000,000 or approximately USD $24,200,000. The note will be paid off in four quarterly installments of RMB50, 000,000 beginning March 31, 2004 and ending December 31, 2004. During March 2004, Tianjin Tianshi Biological Development Co., Ltd. received its first principal payment of RMB50,000,000. This amount was distributed in turn to the parent company, Tianshi International Holdings Group Limited as a joint venture distribution.

The Company was owed amounts classified as loans receivable from related parties of $10,899,102 as of December 31, 2002. Prior to the year ended December 31, 2000, Tianshi made cash advances and loans to Tianjin Tianshi Biological Engineering Co, which was a 20% shareholder of Tianshi prior to June 2003 and Tianshi Economic Development Group. In August 2003 the Company entered into a payment schedule to pay off the loans by December 31, 2003, which these amounts have been paid off in 2003.


                         INDEPENDENT PUBLIC ACCOUNTANTS

         Moore Stephens Frazer and Torbet, LLP, the independent public accountants, is appointed the auditor for the Company for the fiscal year 2004 by the Board of Directors of the Company and the Board of Directors recommends the ratification this selection. A representative from Moore Stephens may call in to attend the meeting.


                                 CODE OF ETHICS

         In view of the need to maintain the highest ethical standards in managing the affairs of the Company, the Board of Directors recommends the adoption of the Code of Ethics provided below.

           CODE OF ETHICS APPLICABLE TO OFFICERS AND SENIOR EXECUTIVES

             OF TIENS BIOTECH GROUP (USA), INC. AND ITS SUBSIDIARIES


GENERAL

         Tiens Biotech Group (USA), Inc. (the "Company") maintains an Employee Policy Manual that is applicable to all of the Company's directors, officers and employees. The Company's officers and its senior executives (collectively, the "Covered Officers") play an important and elevated role in corporate governance at the Company. Each Covered Officer shall therefore comply not only with the provisions of the Employee Policy Manual (which sets forth standards for both business conduct and ethics), but also with the provisions of this Code of Ethics. If any conflict should arise between the terms of this Code of Ethics and the Employee Policy Manual, the terms of this Code of Ethics shall govern.

         This Code of Ethics is intended to be a codification of standards that is reasonably designed to deter wrongdoing and to promote:

         1. Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
         2. Avoidance of conflicts of interest, including internal disclosure of any material transaction or relationship that reasonably could be expected to give rise to such conflict;
         3. Full, fair, accurate, timely and understandable disclosure in reports and documents which the Company files with, or submits to, the Securities and Exchange Commission (the "SEC") and in other public communications made by the Company;
         4.       Compliance  with  applicable   governmental  laws,  rules  and
                  regulations;
         5. The prompt internal reporting of violations of this Code of Ethics; and
         6.       Accountability for adherence to this Code of Ethics.


HONEST AND ETHICAL CONDUCT

         Each Covered Officer shall act with honesty and integrity, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships. The Covered Officers are expected to act in accordance with the highest of standards, thereby setting an example for other officers and employees of the Company. Each Covered Officer shall comply with each provision of the Employee Policy Manual.


AVOIDANCE OF CONFLICTS OF INTEREST

         Covered Officers shall be free from the influence of any conflicting interest when they represent the Company in negotiations or make recommendations with respect to dealings with third parties. They are expected to deal with suppliers, customers, contractors and all others doing business with the Company on the sole basis of what is in the best interest of the Company, without favor or preference to third parties based on personal considerations. In addition, the following guidelines should be followed:

         1. Covered Officers should communicate any potential or actual conflict of interest (however immaterial) to the Chairman of the Audit Committee of the Board of Directors, so that an objective, third-party review can be made of the matter.
         2. Covered Officers who render service with or without compensation to any person or group doing or seeking to do business with the Company, and Covered Officers who have, or have close relatives (i.e., parent, spouse, child or sibling) who have, a financial or other personal interest in any organization doing or seeking to do business with the Company, must clear this matter in writing with the Chairman of the Audit Committee of the Board of Directors.
         3. Any lease or rental of any kind of facilities or equipment to the Company, or to any other company or individual dealing with the Company as a contractor or supplier, by a Covered Officer (or a Covered Officer's close relative as defined above) must be disclosed in writing to the Chairman of the Audit Committee of the Board of Directors.

         4. No Covered Officer shall seek or accept, directly or indirectly, any personal loan or services from any individual or business concern doing or seeking to do business with the Company, except from financial institutions or service providers offering like loans or services to third parties under similar terms in the ordinary course of their respective businesses.
         5. No Covered Officer shall do business with a close relative (as defined above) on behalf of the Company, unless expressly authorized in writing by the Chairman of the Audit Committee of the Board of Directors after the relationship has been disclosed.
         6. Prior notification to the Chairman of the Audit Committee is required before a Covered Officer accepts a position as an officer or director of a "for profit" corporation, or becomes a member of a business partnership or other entity that may compromise the Covered Officer's service to the Company.
         7. Covered Officers who seek elective or appointed public offices, as well as membership on public boards or commissions, may encounter situations that have the potential for conflict of interest. Covered Officers who serve in public bodies should disqualify themselves from actions that represent, or may appear to represent, a conflict of interest between their role as an employee of the Company and their role in the public body. Covered Officers who serve in these capacities shall notify the Chairman of the Audit Committee of the Board of Directors of their appointment or election when it occurs.


PUBLIC DISCLOSURES

         Each Covered Officer shall act to promote full, fair, accurate, timely and understandable disclosure in reports and documents that the Company files with, or submits to, the SEC and in other public communications made by the Company. Each Covered Officer shall comply with the provisions of the Company's Employee Policy Manual.


COMPLIANCE WITH LAWS, RULES AND REGULATIONS

         Each Covered Officer shall comply with all governmental laws, rules and regulations that are applicable to the Company and to each such Covered Officer (in his or her capacity as an employee of the Company). Such compliance shall be more than following the letter of the law; compliance with the spirit of the law shall be each Covered Officer's goal. In connection with issues concerning such compliance, each Covered Officer may consult with appropriate legal counsel or other outside advisors (such as the Company's independent outside auditors) on such questions as he or she deems appropriate.

REPORTING OF VIOLATIONS OF THE CODE

         Each Covered Officer shall comply with the following guidelines, including promptly reporting any violations of this Code of Ethics in accordance with the procedures set forth below:

         1. Once a year, each Covered Officer shall certify to the Chairman of the Audit Committee of the Board of Directors that he or she has followed this Code of Ethics and knows of no deviations from such Code by any other Covered Officer, or shall give specific details of any such deviation.
         2. Covered Officers shall disclose to the Chairman of the Audit Committee of the Board of Directors any matter in which they are or may become involved, which in their opinion violates, may violate, or even appear to violate the intent of the Code of Ethics.
         3. In addition to the disclosures set forth in the immediately preceding paragraph, all Covered Officers shall report violations of this Code of Ethics by other Covered Officers of which they have knowledge to the Chairman of the Audit Committee of the Board of Directors. The Company will not retaliate, and will ensure that no employee retaliates, for any report made hereunder in good faith.


ACCOUNTABILITY FOR ADHERENCE TO THE CODE

         The Company and its Board of Directors expect that each of the Covered Officers will comply with all of the terms of this Code of Ethics. The Board of Directors shall determine what, if any, consequences should result from a violation of this Code of Ethics by any Covered Officer. Such consequences may include a reduction in compensation, a reassignment of responsibilities, a loss of such Covered Officer's current office or dismissal from the Company. In making its determination, the Board of Directors may take into account all relevant factors, including the type and severity of violation.


AMENDMENTS AND WAIVERS OF THE CODE

         Amendments and waivers of this Code of Ethics shall be subject to the following guidelines:

         1. An amendment of this Code of Ethics may be made at any time by the Board of Directors of the Company.
         2. A grant of a waiver of the provisions of this Code of Ethics to any particular Covered Officer may only be made by the Audit Committee of the Board of Directors.
         3. If a Covered Officer believes that application of this Code of Ethics would be inappropriate or detrimental to the Company in a particular instance, a request for an exception may be made to the Chairman of the Audit Committee of the Board of Directors and disclosed to the full Board of Directors.
         4. The Company shall make a public disclosure of any such amendment to, or waiver of, this Code of Ethics within five business days on SEC Form 8-K. As an alternative, the Company may provide this information on the Company website within five business days of the date of amendment or waiver, provided that the Company shall have disclosed in its most recently filed annual report its Internet address and intention to provide the required disclosure in this manner. Any information so posted must remain on the Company website for an appropriate length of time.

                   PROPOSALS OF SHAREHOLDERS FOR PRESENTATION
                     AT NEXT ANNUAL MEETING OF SHAREHOLDERS

         Any shareholder of record who desires to submit a proper proposal for inclusion in the proxy materials relating to the next annual meeting of shareholders must do so in writing and it must be received at our principal executive offices by August 9, 2004. You must be a record or beneficial owner entitled to vote at the next annual meeting on your proposal and must continue to own such security entitling you to vote through the date on which the meeting is held.

                                  ANNUAL REPORT

         Our annual report to shareholders concerning our operations during the fiscal year ended December 31, 2003, including audited financial statements, has been distributed to all record holders as of the record date. The annual report is not incorporated in the proxy statement and is not to be considered a part of the soliciting material.

                                 OTHER BUSINESS

         Our management is not aware of any other matters, which are to be presented at the meeting, nor have we been advised that other persons will present any such matters. However, if other matters properly come before the meeting, the individual named in the accompanying proxy shall vote on such matters in accordance with his best judgment.

                    AVAILABILITY OF ANNUAL REPORT ON FORM 10K

         UPON WRITTEN REQUEST, WE WILL PROVIDE, WITHOUT CHARGE, A COPY OF OUR ANNUAL REPORT ON FORM 10K FOR THE FISCAL YEAR ENDED DECEMBER 31, 2003, TO EACH SHAREHOLDER OF RECORD OR TO EACH SHAREHOLDER WHO OWNED OUR COMMON STOCK LISTED IN THE NAME OF A BANK OR BROKER, AS NOMINEE, AT THE CLOSE OF BUSINESS ON July 9, 2004. ANY REQUEST BY A SHAREHOLDER FOR OUR ANNUAL REPORT ON FORM 10K SHOULD BE SENT TO OUR SECRETARY, TIENS BIOTECH GROUP(USA), INC. No. 6, Yuanquan Road, Wuqing New-Tech Industrial Park, Tianjin, China, 301700.

         The above notice and proxy statement are sent by order of the Board of Directors.

                               Jiyuan LI, Chairman
July 20, 2004


Additional Information

AMEX listing

Tiens is not listed on AMEX now. Under the corporate governance rules of the AMEX, Tiens is a `controlled company'. A `controlled company' is exempt from certain director independence and other governance requirements. The Company believes that, as a Controlled Company its cost of complying with the new rules should be reduced, which would be beneficial to all of the Company's shareholders.



Contact Information
Tiens Biotech Group (USA), Inc
No.6 Yuanquan Road, Wuqing New-Tech Industrial Park
Tianjin, China 301700
0086-22-82137618

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                                      PROXY
                    FOR THE ANNUAL MEETING OF SHAREHOLDERS OF
                         Tiens Biotech Group (USA), Inc.
                      To be held on Tuesday August 10, 2004

         The undersigned hereby appoints Jiyuan LI as the lawful agent and Proxy of the undersigned (with all powers the undersigned would possess if personally present, including full power of substitution), and hereby authorizes him to represent and to vote, as designated below, all the shares of common stock of Tiens Biotech Group (USA), Inc. held of record by the undersigned as of the close of business on July 9, 2004, at the Annual Meeting of Shareholders to be held on Tuesday, August 10, 2004, or any adjournment or postponement.

         The Board of Directors recommends a vote for Proposal 1, 2 and 3.

1.       ELECTION OF DIRECTORS

    FOR all nominees listed below                       WITHHOLD AUTHORITY
---                                                 ---
    (except as marked to the                            to vote for all nominees
    contrary below)                                     listed below

Mr. Li Jinyuan, Mr. Jiao Wenjun, Mr. Yan Yupeng, Ms. Bai Ping, Ms. Socorro Maria Quintero, Mr. Howard R. Balloch and Mr. Gilbert D.Raker



(INSTRUCTION: To withhold authority to vote for any nominees, write the nominees' names on the space provided below.)

2.       RATIFICATION OF INDEPENDENT PUBLIC ACCOUNTANTS

     FOR                                AGAINST                          ABSTAIN


3.       ADOPTION OF CODE OF ETHICS

     FOR                                AGAINST                          ABSTAIN


4. In his discretion, the Proxy is authorized to vote upon any matters, which may properly come before the Meeting, or any adjournment or postponement thereof.

It is understood that when properly executed, this proxy will be voted in the manner directed herein by the undersigned shareholder. WHERE NO CHOICE IS SPECIFIED BY THE SHAREHOLDER, THE PROXY WILL BE VOTED FOR THE ELECTION OF DIRECTORS PROPOSED IN ITEM (1).
         The undersigned hereby revokes all previous proxies relating to the shares covered hereby and confirms all that said proxy or his substitutes may do by virtue hereof.

Please sign exactly as name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Dated: August   , 2004
                                              Signature


                                              Signature if held jointly



PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

|_|    PLEASE CHECK THIS BOX IF YOU INTEND TO BE PRESENT AT THE MEETING